UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2005

ACUITY CIMATRIX, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-8623	11-2400145
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No. )

486 AMHERST STREET

NASHUA, NEW HAMPSHIRE 03063

(Address of principal executive offices)

Registrant’s telephone number: (603) 598-8400

Robotic Vision Systems, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 3, 2005, Acuity CiMatrix, Inc., f/k/a Robotic Vision Systems, Inc. (the “Company” ), completed the previously announced sale of substantially all of its operating assets, including machinery and equipment, inventory, intellectual property, and certain leases and contracts (the “Purchased Assets”) to Siemens Energy and Automation, Inc. (“Siemens”). Acting under the Order Approving Debtor’s Motion for Order (A) Approving the Sale of Assets of Debtor Acuity CiMatrix, Inc. to Siemens Energy and Automation, Inc. or Such Other Winning Bidder Free and Clear of all Liens, Claims, Interests and Encumbrances; (B) Approving and Authorizing the Assumption and Assignment of the Assumed Contracts; and (C) Granting Related Relief, entered on September 27, 2005 (the “Sale Order”) by the U.S. Bankruptcy Court for the District of New Hampshire (the “Court”), the sale of the Purchased Assets was made on the terms of an Asset Purchase and Sale Agreement (the “Asset Purchase and Sale Agreement”) dated as of August 26, 2005. A copy of the Asset Purchase and Sale Agreement (without the schedules thereto) is included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 31, 2005.

After price adjustments based on the level of accounts receivable, accounts payable and current inventory at closing, and other adjustments made under the Asset Purchase and Sale Agreement, the Company received $22,606,709 in cash for the Purchased Assets, including the $2,300,000 deposit previously paid by Siemens. Further adjustments may be made within 60 days of the closing based on a final determination of accounts receivable, accounts payable and inventory to be prepared by Siemens. Siemens also assumed and agreed to pay obligations and liabilities going forward under the assumed contracts, liabilities arising after the closing related to the ownership of the Purchased Assets, liability under the WARN Act, warranties made by the Company on products made by the Company in the ordinary course of business, and all post-petition accounts payable. Assets excluded from this sale included cash and cash receivables, prepayments and notes receivable, tax refunds relating to periods prior to the closing, corporate records, contracts not assumed, insurance policies and benefits thereunder, intercompany claims and receivables, amounts still due relating to the sale of the assets of the Semiconductor Equipment Group division (the “SEG Assets”) and certain rights and claims of the Company relating to fraudulent conveyance, preference actions and various other types of actions.

In accordance with the terms of the Sale Order, the Company used the cash proceeds from the sale to pay (a) $137,036 to cure defaults in executory contracts being assigned to Siemens, (b) $60,000 to Timothy P. White for settlement of a dispute relating to royalty rights, (c) $231,000 in key employee retention payments approved by the Court in its Order Authorizing Debtor to Enter Into Employee Retention and Severance Agreements entered by the Court on June 27, 2005, and (d) $2,161,469 owed to counsel for the Company, professionals retained by the Official Committee of Unsecured Creditors, the Examiner and Houlihan Lokey Howard & Zukin Capital Inc., as financial advisor and investment banker to the Company, in accordance with the Third Order Amending and Extending Order Authorizing Use Of Cash Collateral entered by the Court on April 25, 2005 (the “Third Cash Collateral Order”). The Company paid $14,304,216 from the remaining proceeds to its prepetition secured lender, RVSI Investors, L.L.C (the “Lender”), under the terms of the Third Cash Collateral Order. The Company escrowed another $1 million of the sale proceeds in connection with a dispute with the Lender over claims the Lender has asserted under section 506(b) of the Bankruptcy Code.

ITEM 8.01	OTHER EVENTS.

The Company is filing with this Current Report a copy of its Monthly Operating Reports for the monthly period ended August 31, 2005 it filed on October 3, 2005 with the United States Trustee in connection with its pending cases (No. 04-14151-JMD and 04-14152-JMD) under Chapter 11 of the U.S. Bankruptcy Code in the Court. The Monthly Operating Reports do not include pro forma information regarding the sale of assets described in Item 2.01 above, which occurred after the close of the periods and dates of such Monthly Operating Reports. As previously reported, the Company intends to file under cover of Form 8-K its Monthly Operating Reports to the bankruptcy court in lieu of Forms 10-K and 10-Q until such time, if any, as the Company has a plan of reorganization confirmed by the bankruptcy court.

As previously reported in the Company’s Current Report on Form 8-K filed on March 30, 2005, the Company completed the sale of the SEG Assets on March 23, 2005.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Monthly Operating Reports, which contain unaudited information and are in a format prescribed by applicable bankruptcy law. The Monthly Operating Reports are not prepared in accordance with generally accepted accounting principles and do not accurately reflect the financial condition of the Company on a GAAP basis. The Monthly Operating Reports are presented on a basis which (i) consolidates the results and financial condition of the Company and certain of its subsidiaries other than Auto Image ID, Inc. (which are not subject to the Chapter 11 proceedings), and (ii) presents the unconsolidated results and financial condition of Auto Image ID, Inc. Due to various dispositions of assets by the Company, the curtailment of various operations and other factors caused by the bankruptcy process, the comparability of recent operating results and balance sheet information with historical results and information, has been materially affected. The Monthly Operating Reports may be subject to revision.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements - None

(b)	Pro Forma Financial Information – The Company is unable to prepare and file required pro forma financial statements reflecting the sale of the Purchased Assets, due to constraints on its resources resulting from its bankruptcy proceedings. Among other things, the Company does not have financial statements as of a recent date which were prepared in accordance with generally accepted accounting principles (“GAAP”). Since filing for protection under Chapter 11, the Company has filed with the Securities and Exchange Commission in lieu of its Annual and Quarterly Reports on Forms 10-K and 10-Q, its monthly operating reports to the Court. These reports have been prepared in accordance with the requirements of the Bankruptcy Code and are not prepared in accordance with GAAP.

(c)	Exhibits:

Exhibit No.	Description
99.1	Monthly Operating Reports for the monthly period ended August 31, 2005 filed with the United States Trustee In re Robotic Vision Systems, Inc., Cases No. 04-14151-JMD and 04-14152-JMD

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2005

ACUITY CIMATRIX, INC.

By:	/S/ FREDERICK H. VAN ALSTYNE
Name:	Frederick H. Van Alstyne
Title:	President

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EXHIBIT INDEX

No.	Item
99.1	Monthly Operating Reports for the monthly period ended August 31, 2005 filed with the United States Trustee In re Robotic Vision Systems, Inc., Cases No. 04-14151-JMD and 04-14152-JMD